                                                                   EXHIBIT 10.19

                                PROMISSORY NOTE
                                ---------------


$4,000,000.00                                                      JUNE 19, 1998
                                                                ATLANTA, GEORGIA

     FOR VALUE RECEIVED, the undersigned, IXL HOLDINGS, INC., a Delaware corporation; IXL MEMPHIS, INC, a Delaware corporation; IXL, INC., a Delaware corporation; CREATIVE VIDEO LIBRARY, INC., a Georgia corporation; IXL-CHARLOTTE, INC, a Delaware corporation; BOXTOP INTERACTIVE, INC., a Delaware corporation; IXL-NEW YORK, INC., a Delaware corporation; IXL-SAN FRANCISCO, INC., a Delaware corporation; IXL-LOS ANGELES, INC., a Delaware corporation; IXL-DENVER, INC., a Delaware corporation; IXL-SAN DIEGO, INC., a Delaware corporation; IXL-BOSTON, INC., a Delaware Corporation (collectively "Maker") promises to pay to the order of DEBORAH HICKS ELLIS, a resident of the State of Georgia ("Holder"), the principal sum of FOUR MILLION AND NO/100 DOLLARS (4,000,000.00) ("Principal Amount"), plus interest calculated at ten (10%) percent per annum, on such Principal Amount, said Principal Amount and accrued interest to be payable at such place as Holder may designate, in writing, as set forth below.

     The Principal Amount and the accrued interest shall be due and payable on August 18, 1998.

     Should Maker fail timely to make any payment due hereunder or if any of the other conditions hereinafter set out are violated or breached, Maker shall be in default hereunder. Maker shall have the right to cure any defaults under this Note within ten (10) days of the giving, in writing, by Holder of a notice to Maker of non-payment or other default. If a default occurs and is not cured within the ten (10) day period provided for herein, all amounts due hereunder shall, at the option of Holder, become immediately due and payable. Notwithstanding any other provision herein to the contrary, should any party comprising Maker file or have filed against it any proceeding under any insolvency or bankruptcy statute, or if any party comprising Maker shall cease to operate its business, Maker shall be in default hereunder and all amounts due hereunder shall, at the option of Holder, become immediately due and payable and Maker shall not have ten (10) days to cure such default.

     Maker, whether principal, surety or endorser, waives demand, protest and notice of demand, protest and non-payment. Maker further waives notice of default and notice of acceleration of the maturity hereof by reason of default. The failure of Holder to exercise the right of accelerating the maturity of the debt, or the granting by Holder of any indulgence, from time to time, shall in no event be considered a waiver of such right of acceleration or prevent Holder from thereafter exercising such right at any time thereafter as if another default shall thereafter exist.

     Any and all notices, demands and responses thereto permitted or required to be given under this Note shall be in writing, and shall be deemed to have been properly given or served and shall be effective upon being personally delivered or two
(2) days after being deposited in the United States mail, postage prepaid, registered or certified mail, return receipt requested. Personal delivery to a party or to any officer, partner, agent or employee of such party at said address shall constitute receipt. Rejection or other refusal to accept or inability to deliver because of changed address of which no notice has been received shall also constitute receipt.

     The unpaid Principal Amount evidenced by this Note and unpaid accrued interest thereon may be prepaid, in whole or in part, from time to time, and at any time, without premium or penalty.

     All of the rights, privileges and obligations hereof shall inure to the benefit of and bind the respective successors and assigns of the parties hereto.

     In case this Note is collected by an attorney at law, all costs of collection, including attorney's fees, actually and reasonably incurred, shall be paid by Maker.

     This Note is to be construed in all respects and enforced according to the laws of the State of Georgia.

     IN WITNESS WHEREOF, Maker has set its hand and seal, by its duly authorized officers, as of the 19th day of June, 1998.

                                           IXL HOLDINGS, INC., A Delaware
                                           corporation


                                           By:      /s/ James V. Sandry
                                              ---------------------------------
                                           Name:_______________________________
                                           Title:______________________________

                                           IXL-MEMPHIS, INC., A Delaware
                                           corporation


                                           By:      /s/ James V. Sandry
                                              ---------------------------------
                                           Name:_______________________________
                                           Title:______________________________

                                           IXL, INC., A Delaware corporation


                                           By:      /s/ James V. Sandry
                                              ---------------------------------
                                           Name:_______________________________
                                           Title:______________________________

                  [SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

                                          CREATIVE VIDEO LIBRARY, INC., A
                                          Georgia corporation


                                          By:     /s/ James V. Sandry
                                             ----------------------------------
                                          Name:    James V. Sandry
                                               --------------------------------
                                          Title:  Executive Vice President
                                                -------------------------------

                                          IXL-CHARLOTTE, INC., A Delaware
                                          corporation


                                          By:     /s/ James V. Sandry
                                             ----------------------------------
                                          Name:    James V. Sandry
                                               --------------------------------
                                          Title:  Executive Vice President
                                                -------------------------------

                                          BOXTOP INTERACTIVE, INC., a
                                          Delaware corporation


                                          By:     /s/ James V. Sandry
                                             ----------------------------------
                                          Name:    James V. Sandry
                                               --------------------------------
                                          Title:  Executive Vice President
                                                -------------------------------

                                          IXL-NEW YORK, INC., a Delaware
                                          corporation


                                          By:     /s/ James V. Sandry
                                             ----------------------------------
                                          Name:    James V. Sandry
                                               --------------------------------
                                          Title:  Executive Vice President
                                                -------------------------------

                                          IXL-SAN FRANCISCO, INC., a
                                          Delaware corporation


                                          By:     /s/ James V. Sandry
                                             ----------------------------------
                                          Name:    James V. Sandry
                                               --------------------------------
                                          Title:  Executive Vice President
                                                -------------------------------

                  [SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

                                          IXL-LOS ANGELES, INC., a Delaware
                                          corporation


                                          By:     /s/ James V. Sandry
                                             ----------------------------------
                                          Name:    James V. Sandry
                                               --------------------------------
                                          Title:  Executive Vice President
                                                -------------------------------

                                          IXL-DENVER, INC., a Delaware
                                          corporation


                                          By:     /s/ James V. Sandry
                                             ----------------------------------
                                          Name:    James V. Sandry
                                               --------------------------------
                                          Title:  Executive Vice President
                                                -------------------------------

                                          IXL-SAN DIEGO, INC., a Delaware
                                          corporation


                                          By:     /s/ James V. Sandry
                                             ----------------------------------
                                          Name:    James V. Sandry
                                               --------------------------------
                                          Title:  Executive Vice President
                                                -------------------------------

                                          IXL-BOSTON, INC., a Delaware
                                          corporation


                                          By:     /s/ James V. Sandry
                                             ----------------------------------
                                          Name:    James V. Sandry
                                               --------------------------------
                                          Title:  Executive Vice President
                                                -------------------------------

                         PLEDGE AND SECURITY AGREEMENT
                         -----------------------------

     THIS PLEDGE AND SECURITY AGREEMENT made and entered into as of the 19th day of June 1998, by and between IXL HOLDINGS, INC., a Delaware corporation; IXL-MEMPHIS, INC, a Delaware corporation; iXL, INC., a Delaware corporation; CREATIVE VIDEO LIBRARY, INC., a Georgia corporation; IXL-CHARLOTTE, INC, a Delaware corporation; BOXTOP INTERACTIVE, INC., a Delaware corporation; iXL-NEW YORK, INC., a Delaware corporation; IXL-SAN FRANCISCO, INC., a Delaware corporation; iXL-LOS ANGELES, INC., a Delaware corporation; iXL DENVER, INC., a Delaware corporation; iXL-SAN DIEGO, INC., a Delaware corporation; and iXL-BOSTON, INC., a Delaware Corporation (hereinafter collectively referred to as "Pledgor") and DEBORAH HICKS ELLIS (hereinafter referred to as "Lender").


                              W I T N E S E T H:
                              -----------------

     WHEREAS, Lender has on even date herewith made a loan (the "Loan") to Pledgor, evidenced by that certain Promissory Note dated of even date herewith from Pledgor to Lender in the face principal amount of $4,000,000 (herein referred to as the "Note"); and

     WHEREAS, in order to induce Lender to extend the Loan to Pledgor, Pledgor has agreed to pledge, convey and grant to Lender security title to and a security interest in certain collateral described below;

     NOW, THEREFORE, for and in consideration of Ten and No/100 Dollars ($10.00), the recitals contained above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:


                                      1.

                              SECURED OBLIGATIONS
                              -------------------

     This Pledge and Security Agreement (this "Agreement") is given by Pledgor to Lender for the purpose of securing the due and punctual payment and performance of all indebtedness and obligations of Pledgor to Lender arising under the Note, together with any modifications, extensions and renewals of any of the foregoing indebtedness or obligations and attorneys' fees reasonably and actually incurred and other related expenses incurred by Lender in connection therewith (collectively the "Secured Obligations").

                                      2.

                                    PLEDGE
                                    ------

     Pledgor hereby pledges, grants, bargains, sells, conveys, assigns and transfers to Lender a security interest in the following (the "Collateral"): the accounts receivable (the "Accounts Receivable") of Pledgor together with any and all proceeds arising therefrom; it being intended that the Collateral include all "Accounts" and "Proceeds" thereof of each party comprising Pledgor, as defined in the Uniform Commercial Code as in effect under the laws of the State in which the respective principal place of business of such party is located.

                                      3.

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

     Pledgor represents and warrants to Lender as follows:

          (a) That Pledgor is the owner of the Collateral, free from any prior or adverse pledge, lien, security interest or encumbrance. Pledgor will defend Lender against any claims and demands of other persons at any time claiming a superior interest in or claim to the Collateral;

          (b) That to the best of Pledgor's knowledge and in accordance with credit policies typically applied in such Pledgor's industry for the evaluation of accounts receivable, all persons appearing to be obligated on the Accounts Receivable have authority and capacity to contract and are bound as they appear to be;

          (c)  That the Accounts Receivable are bona fide existing obligations;

          (d) That this Agreement is in all respects legal, valid and binding according to its terms and grants to Lender a direct, valid and enforceable security interest in the Collateral;

          (e) That Pledgor has the right and authority to pledge, deliver, assign, and transfer the Collateral to Lender as provided herein;

          (f) That the consummation of the transactions hereby contemplated will not result in any breach of, or constitute a default under, any agreement or instrument to which Pledgor is a party or by which it may be bound or affected; and

          (g) That there are no actions, suits or proceedings pending, or, to the knowledge of Pledgor threatened against or affecting Pledgor, or the Collateral, at law or in equity, or before or by any governmental authority.

                                      4.

                        PAYMENT OF ACCOUNTS RECEIVABLE
                        ------------------------------

     Pending the full payment and satisfaction of the Secured Obligations, Pledgor covenants and agrees upon request of Lender after an Event of Default to require each of the payors identified to send their payment of all amounts owing with respect to such Account directly to Lender at the address indicated below in Section 13. Pledgor shall, on Lender's request after an Event of Default endorse such payments over to Lender. Lender shall return to Pledgor any amounts paid to Lender by such payors in excess of the Secured Obligations.

                                      5.

                    PRESERVATION OF THE VALUE OF COLLATERAL
                    ---------------------------------------

     Pending the full payment and satisfaction of the Secured Obligations, Pledgor covenants and agrees as follows:

          (a) Pledgor shall keep the Collateral free from all security interests and other encumbrances except for the security interest granted herein;

          (b) Pledgor shall not sell, transfer, pledge, hypothecate, or otherwise dispose of the Collateral or any interest therein by operation of law or by voluntary act;

          (c) Pledgor shall pay all taxes and other charges of any nature which may be levied or assessed against the Collateral or any part thereof; and

          (d) Pledgor shall, diligently and in good faith, use its best efforts to protect the value of the Collateral and to prevent any action from being taken which could, jeopardize or diminish the security afforded to Lender by this Agreement or diminish the value of the Collateral.

                                      6.

                                    AGENCY
                                    ------

     Pledgor hereby irrevocably appoints Lender as the authorized agent and attorney-in-fact of Pledgor to enforce directly any and all rights of Pledgor under or with respect to the Collateral. All parties may rely on the authorization and agency contained in this Section 6 in making or directing payments to Lender or otherwise recognizing the rights of Lender under, or with respect to, the Collateral. Pledgor acknowledges and agrees that Lender shall be under no obligation whatsoever to take any affirmative action with respect to the Collateral or pursuant to this Agreement. Lender makes no assumption of the obligations of pledgor by virtue hereof. This power-of-attorney is coupled with an interest and is irrevocable until the Secured Obligations have been paid in full.

                                      7.

                               EVENTS OF DEFAULT
                               -----------------

     The happening of any of the following events or conditions shall constitute a "Event of Default" hereunder:

          (a) Pledgor fails to pay to Lender when due any amount due and payable under the Note (after notice and the expiration of any cure period therein contained); or

          (b) A levy shall be made under any process on, or a receiver be appointed for, all or substantially all of the Collateral; or

          (c) Any of the parties comprising Pledgor shall file a voluntary petition in bankruptcy, or any other petition or answer seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation or similar relief, under any present or future federal, state or other stature, law or regulation relating to bankruptcy, insolvency or other similar relief for debtors; or

          (d) Any of the parties comprising Pledgor shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of all or any part of the Collateral or of any or all of the revenues, issues, earnings, profits or income thereof; or

          (e) Any of the parties comprising Pledgor shall make any general assignment for the benefit of creditors; or

          (f) Any of the parties comprising Pledgor shall, without the prior written consent of the Lender, voluntarily or by operation of law, sell, transfer, convey, assign, or encumber all or any part of the legal or equitable title to the Collateral, or any part of, or interest in, the Collateral; or

          (g) Pledgor shall fail to duly keep, observe, or perform any other covenant, condition, or agreement contained in this Agreement, and such failure has continued for a period of fifteen (15) calendar days after Pledgor shall receive notice of the occurrence of such failure, or any representation or warranty contained in this Agreement shall fail to be true when made, and such failure is not rectified within fifteen (15) calendar days after Pledgor shall receive notice thereof.

                                      8.

                             REMEDIES UPON DEFAULT
                             ---------------------

     Upon the occurrence of any Event of Default, Lender may (i) take such actions and advance such sums on behalf of Pledgor as Lender may deem necessary to protect the security of Lender hereunder, (ii) sell, assign, or otherwise transfer the Collateral or any part thereof upon such terms and in such manner as Lender may choose, (iii) exercise any other remedies available at law, in equity, or by agreement, or (iv) exercise any and all remedies available to Pledgor with respect to the Collateral on Pledgor's behalf and in Pledgor's name, place and stead as may be necessary, in Lender's sole discretion, to realize, preserve or otherwise obtain the Collateral. All advances made by Lender for the protection of the Collateral, and all expenses (including reasonable attorney fees) incurred by Lender in enforcing and protecting the rights of Lender hereunder, shall be secured hereby and shall be immediately repaid by Pledgor to Lender upon demand, with interest thereon at the rate of ten percent (10%) per annum. Lender shall, at all times during the term hereof, have the rights and remedies of a secured party under the Uniform Commercial Code of the State in which the principal place of business of each of the parties comprising Pledgor shall be located. Lender will give Pledgor reasonable notice of the time at which any private sale or any other intended disposition of the Collateral is to be made. The requirements of reasonable notice shall be met if the notice is mailed, postage prepaid, to Pledgor's address set forth in Section 13, at least ten (10) days before the time of the sale or disposition. Lender shall act as the authorized agent and attorney-in-fact of Pledgor in disposing of all or any part of the Collateral and in that capacity is authorized to take such action on behalf of Pledgor as will further such a disposition, including, without limitation, the provision of any necessary endorsement or signature. The proceeds of any such sale shall be applied first to expenses incurred by Lender in connection with the exercise of its rights under this Agreement, including, without limitation, advances to protect the security of the Lender hereunder and expenses of any such sale and of all proceedings in connection therewith,including reasonable attorneys fees, and then to the payment of the principal balance of the indebtedness secured hereby and accrued interest and late charges thereon, and-finally, the remainder, if any, shall be paid to Pledgor. Any purchaser (including, without limitation, Lender) at a sale conducted by lender pursuant to the terms of this Agreement shall hold the property acquired free from any claim or right on the part of Pledgor and Pledgor and hereby waives any right of redemption, stay, or appraisal under present or future law.

                                      9.

                             PROCEEDINGS BY LENDER
                             ---------------------

     Lender shall have the power (a) to institute and maintain such suits and proceedings as it may deem expedient to prevent any impairment of the Collateral by any acts which may be unlawful or any violation of this Agreement, (b) to preserve or protect its interest in the Collateral, and (c) to seek through legal means to restrain the enforcement of or compliance with any legislation or any other governmental enactment, rule or order that may be unconstitutional or otherwise invalid, if the enforcement of or compliance with such enactment, rule or order would impair the security hereunder or be prejudicial to the interest of Lender in the Collateral; provided, however, Lender shall not institute or maintain any such suits or proceedings against parties other than Pledgor unless and until Lender shall first have made upon Pledgor such request to do so as shall then be reasonable under the circumstances, and Pledgor shall have thereupon failed either to institute and maintain such suit or otherwise to cure or correct any such matters or circumstances. Pledgor shall pay or reimburse Lender for all reasonable attorneys' fees, costs, and expenses incurred by Lender in any proceeding involving the Collateral or in any action, Legal proceeding or dispute of any kind in which Lender is made a party, or appears as a party, plaintiff, or defendant, affecting the security interest established hereby; and any such amounts paid by Lender shall be added to the indebtedness secured by this Agreement.

                                      10.

                              FURTHER ASSURANCES
                              ------------------

     At any time, and from time to time, upon request by Lender, Pledgor shall make, execute and deliver or cause to be made, executed and delivered, to Lender, any and all other further instruments, certificates, financing statements and other documents as may, in the opinion of Lender, be necessary or desirable in order to effectuate, complete or perfect or to continue and preserve the security interest of Lender in the Collateral. Upon any failure by Pledgor to do so, Lender may make, execute and record any and all such instruments, certificates and documents for and in the name of Pledgor, and Pledgor hereby irrevocably appoints Lender the agent and attorney-in-fact of Pledgor to do so, such power of attorney being deemed to be a power coupled with an interest which cannot be revoked by dissolution or otherwise.

                                      11.

                                   NO WAIVER
                                   ---------

     Lender shall not be deemed to have waived any of Lender's rights under this Agreement unless the waiver is in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion.

                                      12.

                            REMEDIES NOT EXCLUSIVE
                            ----------------------

     No right, power or remedy conferred upon or reserved by Lender by this Agreement is intended to be exclusive of any other right, power or remedy, but each and every right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given hereunder, or now or hereafter existing at law or in equity or by statute.

                                      13.

                                    NOTICES
                                    -------

     Any and all notices, demands and responses thereto permitted or required to be given under this Agreement shall be in writing, and shall be deemed to have been properly given or served and shall be effective upon being personally delivered, upon being sent by telecopy with confirmation received, or two (2) days after being deposited in the United States Mail, postage prepaid, registered or certified mail, return receipt requested, to the other party at the address of such other party set forth below or at such other address as such other party may designate by notice specifically designated as a notice of change of address and given in accordance herewith. Any such notice, demand, or request shall be addressed as follows:

          Pledgor:       c/o iXL Holdings, Inc,
                         1888 Emery Street
                         Ste. 200
                         Atlanta, Georgia 30318


          Lender:        Deborah Hicks Ellis
                         1180 Northmoor Ct.
                         Atlanta, Georgia 30327


                                      14.

                            SUCCESSORS AND ASSIGNS
                            ----------------------

     This Agreement and all rights and liabilities under it and in the indebtedness secured by it and the Collateral described in it shall inure to the benefit of Lender, its successors and assigns and shall be binding upon Pledgor and Pledgor's heirs, executors, administrators, successors and permitted assigns.

                                      15.

                                  TERMINATION
                                  -----------

     Provided there is no outstanding Default or Event of Default hereunder, this Agreement shall terminate immediately upon the payment in full of the Note, including all accrued interest thereunder. Upon such termination, Lender shall execute and deliver such cancellations and documents as may be necessary or desirable to terminate Lender's interest in the Collateral hereunder.

                                      16.

                          INVALIDITY OF ANY PROVISION
                          ---------------------------

     If any provision of this Agreement is held to be unenforceable or invalid, then such unenforceable or invalid provision shall be deemed deleted or amended, as necessary, but such unenforceability or invalidity shall not render unenforceable or impair the remainder of this Agreement, it being the intention of the parties hereto that the provisions of this Agreement be enforced to the fullest extent permissible under the laws and public policies of each state in which such enforcement is sought.


                                      17.

                           EXECUTION IN COUNTERPARTS
                           -------------------------

     This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

                                      18.

                           GOVERNING LAW; AMENDMENTS
                           -------------------------

     This Agreement and all rights and obligations hereunder, including matters of construction, validity and performance, shall be governed by the laws of the State of Georgia. This Agreement may not be amended or modified except in a writing signed by each of the parties hereto.

                                      19.

                                TIME OF ESSENCE
                                ---------------

     Time is of the essence in the performance of Pledgor's obligations hereunder.

                   [SIGNATURES APPEAR ON THE FOLLOWING PAGE]

     IN WITNESS WHEREOF, this Agreement has been duly executed and sealed as of the date and year first above written.

                                        IXL HOLDINGS, INC., a Delaware
                                        corporation


                                        By:     /s/ James V. Sandry
                                           ------------------------------------
                                        Name:     James V. Sandry
                                             ----------------------------------
                                        Title:   Executive Vice President
                                              ---------------------------------


                                        IXL-MEMPHIS, INC., A Delaware
                                        corporation


                                        By:     /s/ James V. Sandry
                                           ------------------------------------
                                        Name:     James V. Sandry
                                             ----------------------------------
                                        Title:   Executive Vice President
                                              ---------------------------------


                                        iXL, INC., A Delaware corporation


                                        By:     /s/ James V. Sandry
                                           ------------------------------------
                                        Name:     James V. Sandry
                                             ----------------------------------
                                        Title:   Executive Vice President
                                              ---------------------------------


                                        CREATIVE VIDEO LIBRARY, INC., A
                                        Georgia corporation


                                        By:     /s/ James V. Sandry
                                           ------------------------------------
                                        Name:     James V. Sandry
                                             ----------------------------------
                                        Title:   Executive Vice President
                                              ---------------------------------


                                        IXL-CHARLOTTE, INC., A Delaware
                                        corporation


                                        By:     /s/ James V. Sandry
                                           ------------------------------------
                                        Name:     James V. Sandry
                                             ----------------------------------
                                        Title:   Executive Vice President
                                              ---------------------------------

                                        BOXTOP INTERACTIVE, INC., a
                                        Delaware corporation


                                        By:     /s/ James V. Sandry
                                           ------------------------------------
                                        Name:     James V. Sandry
                                             ----------------------------------
                                        Title:   Executive Vice President
                                              ---------------------------------


                                        iXL-NEW YORK, INC., a Delaware
                                        corporation


                                        By:     /s/ James V. Sandry
                                           ------------------------------------
                                        Name:     James V. Sandry
                                             ----------------------------------
                                        Title:   Executive Vice President
                                              ---------------------------------


                                        iXL-SAN FRANCISCO, INC., a Delaware
                                        corporation


                                        By:     /s/ James V. Sandry
                                           ------------------------------------
                                        Name:     James V. Sandry
                                             ----------------------------------
                                        Title:   Executive Vice President
                                              ---------------------------------


                                        iXL-LOS ANGELES, INC., a Delaware
                                        corporation


                                        By:     /s/ James V. Sandry
                                           ------------------------------------
                                        Name:     James V. Sandry
                                             ----------------------------------
                                        Title:   Executive Vice President
                                              ---------------------------------


                                        iXL-DENVER, INC., a Delaware
                                        corporation


                                        By:     /s/ James V. Sandry
                                           ------------------------------------
                                        Name:     James V. Sandry
                                             ----------------------------------
                                        Title:   Executive Vice President
                                              ---------------------------------

                  [SIGNATURES CONTINUE ON THE FOLLOWING PAGE]
                                        iXL-SAN DIEGO, INC., a Delaware
                                        corporation


                                        By: /s/ James V. Sandry
                                           -------------------------------
                                        Name:  James V. Sandry
                                             -----------------------------
                                        Title: Executive Vice President
                                              ----------------------------


                                        iXL-BOSTON, INC., a Delaware
                                        corporation


                                        By:  /s/ James V. Sandry
                                           -------------------------------
                                        Name:  James V. Sandry
                                             -----------------------------
                                        Title: Executive Vice President
                                              ----------------------------